UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 06, 2026

CG Oncology, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41925	37-1611499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Pegasus Park Drive Suite 1640
Dallas, Texas		75247
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 409-3700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CGON	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 6, 2026, CG Oncology, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2026. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On August 6, 2026, the Company filed Amendment No. 2 to Prospectus (the “Amendment No. 2”) with the Securities and Exchange Commission (the “SEC”) for the offer and sale of shares of its common stock, par value $0.0001 per share (the “Shares”), pursuant to that certain Open Market Sale Agreement, dated March 28, 2025, by and between the Company and Jefferies LLC (the “Sale Agreement”), to increase the Shares available to be sold pursuant to the terms of the Sale Agreement by an additional $500.0 million (the “Additional Shares”). The Amendment amends and supplements the information in the prospectus dated March 28, 2025 (the “Prospectus”) filed with the SEC as part of the Company’s Registration Statement on Form S-3ASR (File No. 333-286230) and Amendment No. 1 to Prospectus dated January 13, 2026 (the “Amendment No. 1”), pursuant to which the Company previously registered and sold approximately $550.0 million of shares of the Company’s common stock pursuant to the Sale Agreement.

The Amendment should be read in conjunction with the Prospectus and Amendment No. 1, and is qualified by reference thereto, except to the extent that the information therein amends or supersedes the information contained in the Prospectus and Amendment No. 1. The Amendment is not complete without, and may only be delivered or utilized in connection with, the Prospectus, Amendment No. 1 to Prospectus and any future amendments or supplements thereto.

A copy of the opinion of Cooley LLP relating to the validity of the Additional Shares is attached as Exhibit 5.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

5.1	Opinion of Cooley LLP
23.1	Consent of Cooley LLP (included in Exhibit 5.1)
99.1	Press release, dated August 6, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CG Oncology, Inc.

Date: August 6, 2026	By: /s/ Josh Patterson
Name: Josh Patterson
Title: General Counsel and Chief Compliance Officer